Exhibit 10.1

Execution Version

FIRST AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

This FIRST AMENDMENT TO THE RESTRUCTURING SUPPORT AGREEMENT (this “Amendment”), dated as of December 16, 2019 (the “Effective Date”), is entered into by and among (a) the Debtors; (b) the TCC; (c) the Consenting Fire Claimant Professionals; and (d) the Shareholder Proponents (each as defined in the RSA referenced below).

WHEREAS, the Debtors, the TCC, the Consenting Fire Claimant Professionals and the Shareholder Proponents are parties to that certain Restructuring Support Agreement, dated December 6, 2019 (together with all exhibits and attachments thereto, the “RSA”); and

WHEREAS, the Parties desire to amend the RSA as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.          Definitions.  Capitalized terms used herein shall have the meanings given to them in the RSA unless otherwise defined herein.

2.          Amendment to the RSA.  Section 3(a)(iii) of the RSA is hereby deleted in its entirety and replaced with the following:

“iii.          [reserved].”

3.          Amendment to Amended Plan Definition of “Aggregate Fire Victim Consideration.”  The Debtors and the Shareholder Proponents agree to amend the Amended Plan by deleting the definition of “Aggregate Fire Victim Consideration” in its entirety and replacing it with the following:

1.6          Aggregate Fire Victim Consideration means the aggregate consideration used to fund the Fire Victim Trust of (a) $5.4  billion in cash to be contributed on the Effective Date, (b) $1.35 billion consisting of (i) $650 million to be paid in cash on or before January 15, 2021 pursuant to the Tax Benefits Payment Agreement, and (ii) $700 million to be paid in cash on or before January 15, 2022 pursuant to the Tax Benefits Payment Agreement; (c) $6.75 billion in New HoldCo Common Stock (issued at Fire Victim Equity Value), which shall not be less than 20.9% of the New HoldCo Common Stock based on the number of fully diluted shares of Reorganized HoldCo (calculated using the treasury stock method (using an Effective Date equity value equal to Fire Victim Equity Value)) that will be outstanding as of the Effective Date (assuming all equity offerings and all other equity transactions specified by the Plan, including without limitation, equity issuable upon the exercise of any rights or the conversion or exchange of or for any other securities, are consummated and settled on the Effective Date, but excluding any future equity issuance not specified by the Plan) assuming the Utility’s allowed return on equity as of the date of the Tort Claimants RSA and reasonable registration rights consistent with the recommendations of the Debtors’ equity underwriter and tax rules and regulations; (d) the assignment by the Debtors and Reorganized Debtors to the Fire Victim Trust of the Assigned Rights and Causes of Action; and (e) assignment of rights, other than the rights of the Debtors to be reimbursed under the 2015 Insurance Policies for claims submitted prior to the Petition Date, under the 2015 and 2016 Insurance Policies to resolve any claims related to Fires in those policy years. For the avoidance of doubt, the Aggregate Fire Victim Consideration shall not include any amounts for the Public Entities Settlement which shall be satisfied from other Plan financing sources but not from the Aggregate Fire Victim Consideration.

4.          Reservation of Rights / No Waiver.  The Parties acknowledge and agree that except as expressly set forth herein, this Amendment shall not constitute a waiver by any Party of any rights or claims related to the RSA, and all Parties hereby reserve any and all rights not expressly amended or modified herein.

5.          Effectiveness.  This Amendment shall be deemed effective on the date on which the Debtors, the Shareholder Proponents, and the Requisite Consenting Fire Claimant Professionals have duly executed and delivered counterparts of this Amendment.

6.          Integration.  Each Party hereby: (a) acknowledges the terms of this Amendment; (b) agrees that this Amendment, together with the RSA, constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the Parties with respect to such subject matter and (c) agrees that each reference to the RSA hereafter made in any document, agreement, instrument, filing, pleading, notice or communication shall mean and be a reference to the RSA as amended and modified by this Amendment.

7.          Counterparts.  This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument.  Delivery of a copy of this Amendment bearing an original signature by electronic transmission shall have the same effect as physical delivery of the paper document bearing the original signature.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed and delivered by their respective duly authorized officers, solely in their respective capacities as officers of the undersigned and not in any other capacity, as of the date first set forth above.

DEBTORS

PG&E CORPORATION

By:	/s/ Janet C. Loduca
	Name:	Janet C. Loduca
	Title:	Senior Vice President, General Counsel

PACIFIC GAS AND ELECTRIC COMPANY

By:	/s/ Janet C. Loduca
	Name:	Janet C. Loduca
	Title:	Senior Vice President, General Counsel

[First Amendment to the Restructuring Support Agreement]

TCC

By:	/s/ Cecily A. Dumas

Name:	Cecily A. Dumas

Firm:	Baker & Hostetler LLP
Attorneys for TCC

[First Amendment to the Restructuring Support Agreement]

CONSENTING FIRE CLAIMANT PROFESSIONAL

By:	/s/ Brendan M. Kunkle

Name:	Brendan M. Kunkle

Firm:	Abbey, Weitzenberg, Warren & Emery
Attorneys for Holders of Fire Victim Claims

CONSENTING FIRE CLAIMANT PROFESSIONAL

By:	/s/ E. Elliot Adler

Name:	E. Elliot Adler

Firm:	Adler Law Group, APLC
Attorneys for Holders of Fire Victim Claims

[First Amendment to the Restructuring Support Agreement]

CONSENTING FIRE CLAIMANT PROFESSIONAL

By:	/s/ Mary E. Alexander

Name:	Mary E. Alexander

Firm:	Mary Alexander & Associates
Attorneys for Holders of Fire Victim Claims

[First Amendment to the Restructuring Support Agreement]

CONSENTING FIRE CLAIMANT PROFESSIONAL

By:	/s/ Nelson C. Barry III

Name:	Nelson C. Barry III

Firm:	Law Office of Nelson C. Barry III
Attorneys for Holders of Fire Victim Claims

[First Amendment to the Restructuring Support Agreement]

CONSENTING FIRE CLAIMANT PROFESSIONAL

By:	/s/ James P. Frantz

Name:	James P. Frantz

Firm:	Frantz Law Group APLC
Attorneys for Holders of Fire Victim Claims

By:	/s/ Richard K. Bridgford

Name:	Richard K. Bridgford, Esq.

Firm:	Bridgford, Gleason & Artinian
Attorneys for Holders of Fire Victim Claims

By:	/s/ Patrick McNicholas

Name:	Patrick McNicholas, Esq.

Firm:	McNicholas & McNicholas
Attorneys for Holders of Fire Victim Claims

[First Amendment to the Restructuring Support Agreement]

CONSENTING FIRE CLAIMANT PROFESSIONAL

By:	/s/ Steven M. Campora

Name:	Steven M. Campora

Firm:	Dreyer, Babich, Buccola, Wood, Campora LLP
Attorneys for Holders of Fire Victim Claims

[First Amendment to the Restructuring Support Agreement]

CONSENTING FIRE CLAIMANT PROFESSIONAL

By:	/s/ Dario de Ghetaldi

Name:	Dario de Ghetaldi

Firm:	Corey, Luzaich, de Ghetaldi & Riddle LLP
Attorneys for Holders of Fire Victim Claims

By:	/s/ Michael S. Danko

Name:	Michael S. Danko

Firm:	Danko Meredith, Trial Lawyers
Attorneys for Holders of Fire Victim Claims

By:	/s/ Eric Gibbs

Name:	Eric Gibbs

Firm:	Gibbs Law Group LLP
Attorneys for Holders of Fire Victim Claims

[First Amendment to the Restructuring Support Agreement]

CONSENTING FIRE CLAIMANT PROFESSIONAL

By:	/s/ Dave Fox

Name:	Dave Fox

Firm:	Fox Law, APC
Attorneys for Holders of Fire Victim Claims

[First Amendment to the Restructuring Support Agreement]

CONSENTING FIRE CLAIMANT PROFESSIONAL

By:	/s/ Frank M. Pitre

Name:	Frank M. Pitre

Firm:	Cotchett, Pitre & McCarthy
Attorneys for Holders of Fire Victim Claims

[First Amendment to the Restructuring Support Agreement]

CONSENTING FIRE CLAIMANT PROFESSIONAL

By:	/s/ Donald Dowling

Name:	Donald Dowling

Firm:	Ross, Hackett, Dowling, Valencia & Walti
Attorneys for Holders of Fire Victim Claims

[First Amendment to the Restructuring Support Agreement]

CONSENTING FIRE CLAIMANT PROFESSIONAL

By:	/s/ Gerald Singleton

Name:	Gerald Singleton

Firm:	Singleton Law Firm, APC
Attorneys for Holders of Fire Victim Claims

[First Amendment to the Restructuring Support Agreement]

CONSENTING FIRE CLAIMANT PROFESSIONAL

By:	/s/ Steven J. Skikos

Name:	Steven J. Skikos

Firm:	Skikos, Crawford, Skikos & Joseph
Attorneys for Holders of Fire Victim Claims

[First Amendment to the Restructuring Support Agreement]

CONSENTING FIRE CLAIMANT PROFESSIONAL

By:	/s/ Tom Tosdal

Name:	Tom Tosdal

Firm:	Tosdal Law Firm
Attorneys for Holders of Fire Victim Claims

[First Amendment to the Restructuring Support Agreement]

CONSENTING FIRE CLAIMANT PROFESSIONAL

By:	/s/ Khaldoun A. Baghdadi

Name:	Khaldoun A. Baghdadi, Esq.

Firm:	Walkup, Melodia, Kelly & Schoenberger
Attorneys for Holders of Fire Victim Claims

[First Amendment to the Restructuring Support Agreement]

CONSENTING FIRE CLAIMANT PROFESSIONAL

By:	/s/ Mikal Watts

Name:	Mikal Watts

Firm:	Watts Guerra LLP
Attorneys for Holders of Fire Victim Claims

[First Amendment to the Restructuring Support Agreement]

SHAREHOLDER PROPONENT

By:	Abrams Capital Management, L.P. on behalf of certain funds and accounts it manages or advises

By: Abrams Capital Management, LLC, its General Partner

Signature:	/s/ David Abrams
Name:	David Abrams
Title:	Managing Member

[First Amendment to the Restructuring Support Agreement]

SHAREHOLDER PROPONENT

By:	Knighthead Capital Management, LLC on behalf of certain funds and accounts it manages or advises

Signature:	/s/ Thomas A. Wagner
Name:	Thomas A. Wagner
Title:	Managing Member

[First Amendment to the Restructuring Support Agreement]